SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 4, 2001


                                   NELX, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



Kansas                        0-21210                  84-0922335
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

                 10525 W. 23rd Place, Lakewood, Colorado 80215
           ----------------------------------------------------------
                                (FORMER ADDRESS)


              300 Summers Street, Suite 970, Charleston, WV 25301
           ----------------------------------------------------------
                                 (NEW ADDRESS)

     REGISTRANT'S NEW TELEPHONE NUMBER, INCLUDING AREA CODE: (304) 343-8171







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

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          See the Company's Press Release which is attached as Exhibit A and is hereby incorporated by reference.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          See the Company's Press Release which is attached as Exhibit A and is hereby incorporated by reference.

ITEM 5.   OTHER EVENTS

          See the Company's Press Release which is attached as Exhibit A and is hereby incorporated by reference.

ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS

          See the Company's Press Release which is attached as Exhibit A and is hereby incorporated by reference.

          In connection with the acquisitions referred to in the attached Press Release (Exhibit A), Denis R. Iler resigned as an Officer and Director of the Company to pursue other business interests. Mr. Iler had no disagreements with the Registrant on any matter relating to the Registrant's operations, policies, or practices.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          See the Company's Press Release which is attached as Exhibit A and is hereby incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 4, 2001                               NELX, Inc.


                                                  By:/s/John M. Jacobs
                                                  John M. Jacobs, President




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
                                    Exhibit A

PRESS RELEASE
NELX, INC. ANNOUNCES CONSUMMATION OF ACQUISITIONS

NELX, Inc. (OTC Bulletin Board: NLXI) announces the consummation of the acquisitions of FS Investments, Inc. ("FSI") and Jacobs & Company ("J&C") by NELX as of May 29, 2001. FSI is a closely held West Virginia based holding company engaged in the surety business through its wholly owned subsidiary, Triangle Surety Agency, Inc. J&C is a closely held SEC registered investment advisory firm headquartered in Charleston, West Virginia.

Under the terms of the agreements, all the outstanding shares of FSI and J&C were acquired in exchange for common stock of NELX. Shares issued in the transaction are subject to certain resale restrictions pursuant to Rule 144 under the Securities Act of 1933. Consummation of the transactions has resulted in the FSI and J&C shareholders and certain creditors owning approximately 62% of the outstanding stock of NELX.

Under terms of the agreements, John M. Jacobs, the president of FSI and J&C, has been appointed as a member of the Board of Directors of NELX and was elected as President and CEO of NELX. On May 29, 2001 Denis R. Iler resigned as an Officer and Director of the Company to pursue other business interests.

In conjunction with the acquisitions, the principal executive offices of NELX have been changed to 300 Summers Street, Suite 970, Charleston, WV 25301. Information concerning NELX can be obtained by phone at (304) 343-8171.

NELX, through its acquisition of FSI and J&C, will be expanding its business focus to include the ongoing business and activities of these acquisitions, namely insurance, investment management and related services to the natural resource and other industries and clients.

Audited financial statements for FSI and J&C will be filed on a separate 8-K report as soon as practicable, but no later than 60 days from this date.

For further information contact:
John M. Jacobs, President (304) 343-8171